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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2006
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                      001-11344                         14-1537454
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit

             The following Exhibits are filed or furnished with this Form 8-K.


         ----------- -----------------------------------------------------------
         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------
         ----------- -----------------------------------------------------------
            99.1 Selected Financial Data adjusted to reflect 50% stock dividend paid February 21, 2006 to Stockholders of record on February 6, 2006.
         ----------- -----------------------------------------------------------


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INTERMAGNETICS GENERAL CORPORATION

Date: February 21, 2006                     By:   /s/Michael K. Burke
                                                -------------------------------
                                                  Michael K. Burke
                                                  Executive Vice President
                                                  and Chief Financial Officer